UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 4, 2020

QUANTERIX CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-38319	20-8957988
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

900 Middlesex Turnpike Billerica, MA	01821
(Address of principal executive offices)	(zip code)

Registrant’s telephone number, including area code: (617) 301-9400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	QTRX	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging Growth Company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02	Results of Operations and Financial Condition.

On August 4, 2020, Quanterix Corporation (“Quanterix”) issued a press release announcing its financial results for the second quarter ended June 30, 2020 (the “Earnings Release”).  A copy of the Earnings Release is furnished as Exhibit 99.1 and is incorporated herein by reference.

Item 8.01	Other Events.

In the Earnings Release, Quanterix also provided an update on its business. The information set forth under the heading’s “Second Quarter 2020 Business Highlights – Expanding RUO Market Opportunities & Accelerating Clinical Diagnostic Validation & Potential” and “Use of Non-GAAP Financial Measures” together with the forward-looking statement disclaimer at the end of the Earnings Release, are incorporated by reference into this Item 8.01 of this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Earnings Release dated August 4, 2020.

The portions of the press release incorporated by reference into Item 8.01 of this Current Report on Form 8-K are being filed pursuant to such item. The remaining portions of the press release are being furnished pursuant to Item 2.02 of this Current Report on Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act except as shall be expressly set forth by specific reference in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

QUANTERIX CORPORATION

By:	/s/ Amol Chaubal
Amol Chaubal
Chief Financial Officer

Date: August 4, 2020